Exhibit 99.1

ResCap Overview Introduction - Eric Feldstein, CEO, GMAC Financials - Bruce Paradis, CEO, ResCap Residential Finance Group - Jim Jones, President, RFG Capital Markets - Luke Hayden, EVP, Capital Markets International Business Group - Simon Knight, SMD, IBG Business Capital Group - Mike Franta, COO, BCG Liquidity and Funding - Bill Casey, Treasurer, ResCap Q&A

Legal Notice This presentation is not, and is not intended to be, an offer to sell any security or the solicitation of an offer to purchase any security. Securities may only be offered pursuant to a prospectus that meets the requirements of applicable state and federal securities laws or pursuant to an exemption from the registration requirements thereof. This presentation may contain forward-looking statements within the meaning of the federal securities laws. In some cases, you can identify these statements by our use of forward-looking words such as "may," "will," "should," "anticipate," "estimate," "expect," "plan," "believe," "predict," "potential," "project," "intend," "could" or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business are forward-looking statements. You should be aware that these statements and any other forward-looking statements in this presentation only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond our control, and may cause actual results and performance to differ materially from our expectations. Important factors that could cause our actual results to be materially different from our expectations include the risks and uncertainties set forth in our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, under the heading "Risk Factors." Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Corporate Structure 49% FIM Holdings, LLC 51%

ResCap Net Income 705 Gain from LLC Conversion 2003 2004 2005 2006 East 857 968 1021 182

Major Topics i. Subprime market weighed heavily on ResCap Q4 results ii. ResCap continues to face challenges in the difficult U.S. mortgage market Franchise remains fundamentally healthy Strategic plans in place to restore ResCap's profitability Liquidity and funding position remain strong

Earnings Impact ResCap 4Q06 losses were primarily confined to areas with subprime exposure Incremental provisioning in the HFI portfolio increased due to increases anticipated in default and severity of loss Downward mark-to-market adjustments in the HFS portfolio Higher reserves against Warehouse lending receivables supported by nonprime assets Subprime mortgages and other high-risk loans remain under pressure

Market Position ResCap maintains a top 10 market share position in originations and servicing Originations Originations Servicing Servicing Company Volume ($Bn) 2006 Rank Volume ($Bn) 2006 Rank Countrywide $462.5 1 $1298.4 2 Wells Fargo 397.6 2 1341.9 1 WaMu 195.7 3 711.0 3 CitiMortgage 183.5 4 521.5 5 Chase Home Fin 172.9 5 674.1 4 B of A Mortgage 167.9 6 419.5 6 ResCap 161.6 7 412.4 7 Wachovia 104.7 8 175.2 9 IndyMac 90.0 9 148.0 12 Source: Inside Mortgage Finance Feb 2, 2007 and Feb 9, 2007 ResCap 2006 U.S. Originations $161.6 Bn % Nonprime 19% U.S. Servicing Portfolio $412.4 Bn % Nonprime 14% Solid Franchise Diverse Business Mix International Business Group (IBG) Business Capital Group (BCG)

ResCap Liquidity - Strategic Advantage ResCap's year-end 2006 cash position of $2.0 billion and equity balance of $7.6 billion provides competitive advantage and enables the company to: Comfortably meet all debt obligations Retain certain assets during periods of severe market illiquidity Take advantage of market dislocation by acquiring certain assets opportunistically ResCap will seek to maintain cash balances and establish additional new committed funding facilities for "hard-to-fund assets" GMAC stands ready to contribute capital to ResCap to maintain an appropriate equity base

Outlook Summary The unfavorable market conditions which prevailed in Q406 continue to persist Pressure on income related to nonprime assets likely to abate as new strategic initiatives are implemented Sharply reduced nonprime origination volume through tighter underwriting criteria and pricing changes Nonprime HFI runoff of $20 billion in 2007 Structural cost reduction as business is right sized for the lower industry volume Long term prospects for ResCap's large-scale prime mortgage lending & servicing, IBG and BCG remains favorable

Company Structure ResCap continues to combine the operations of GMAC Residential and the Residential Capital Group into the U.S. Residential Finance Group (RFG) Continue to capitalize on opportunities to better utilize competitive advantages of each segment (all products - all channels)

Deterioration In The Subprime Market Cyclical downturn in the subprime mortgage business occurred very rapidly following one of the industry's strongest historical periods of performance from 2001 to 2005 ResCap did not move quickly enough to reduce exposure in the face of this downturn ResCap leaned away from the subprime market in 2006, but still held substantial exposure when dislocation occurred in 4Q ResCap was too slow to reduce infrastructure and modify business processes in the face of new market conditions Existing New 1/1/2001 0.0344 0.044 2/1/2001 0.0375 0.0394 3/1/2001 0.066 0.0101 4/1/2001 0.0519 0.0743 5/1/2001 0.0554 0.0638 6/1/2001 0.0826 0.1196 7/1/2001 0.0564 0.0386 8/1/2001 0.0724 0.0433 9/1/2001 0.0424 -0.0215 10/1/2001 0.0477 -0.0323 11/1/2001 0.0537 -0.0385 12/1/2001 0.0946 0.1103 1/1/2002 0.1021 0.0922 2/1/2002 0.0835 0.1266 3/1/2002 0.0633 0.1056 4/1/2002 0.0699 0.0622 5/1/2002 0.0694 0.0346 6/1/2002 0.074 0.0627 7/1/2002 0.0712 0.0065 8/1/2002 0.0505 0.0282 9/1/2002 0.0718 0.073 10/1/2002 0.0945 0.1043 11/1/2002 0.0973 0.0786 12/1/2002 0.0631 0.0965 1/1/2003 0.066 -0.0299 2/1/2003 0.0627 -0.0285 3/1/2003 0.0655 0.0101 4/1/2003 0.0733 0.007 5/1/2003 0.0734 0.0835 6/1/2003 0.0656 -0.0085 7/1/2003 0.0803 0.0893 8/1/2003 0.0941 0.0615 9/1/2003 0.0885 0.0843 10/1/2003 0.0762 0.0221 11/1/2003 0.0557 0.1426 12/1/2003 0.0733 -0.0075 1/1/2004 0.0669 0.1558 2/1/2004 0.0851 0.1677 3/1/2004 0.0746 0.132 4/1/2004 0.0788 0.1668 5/1/2004 0.0949 0.0868 6/1/2004 0.0893 0.1552 7/1/2004 0.0798 0.1207 8/1/2004 0.0622 0.1425 9/1/2004 0.0807 0.0998 10/1/2004 0.078 0.1801 11/1/2004 0.1035 0.0834 12/1/2004 0.0817 0.1729 1/1/2005 0.0958 0.0657 2/1/2005 0.0879 0.0768 3/1/2005 0.1044 0.0936 4/1/2005 0.1469 0.0585 5/1/2005 0.1158 0.0818 6/1/2005 0.1339 0.0548 7/1/2005 0.1332 0.0803 8/1/2005 0.1622 0.1005 9/1/2005 0.1417 0.1339 10/1/2005 0.1682 0.0628 11/1/2005 0.1326 0.0572 12/1/2005 0.1073 0.0398 1/6/2006 0.1278 0.0995 2/6/2006 0.106 0.0563 3/6/2006 0.0787 0.0422 4/6/2006 0.0423 0.0856 5/6/2006 0.058 0.0445 6/6/2006 0.0043 0.078 7/6/2006 0.0138 0.0394 8/6/2006 -0.0252 0.0157 9/6/2006 -0.0197 -0.0579 10/6/2006 -0.0419 0.0027 11/6/2006 -0.0378 -0.0251 12/6/2006 0.0009 -0.0148 1/6/2007 B&C Mkt $ RCG B&C Share % 1995 65 0.006426154 1996 96.8 0.012708678 1997 124.5 0.030778313 1998 150 0.032578333 1999 160 0.05004375 2000 138 0.041652174 2001 173.3 0.044132756 2002 213 0.053765258 2003 332 0.065162651 2004 529.9 0.038386488 2005 665 0.037984962 2006 640 0.03421875 Change in Median Home Price U.S. Subprime Market Share Deterioration in the Subprime Mortgage Market Drove a Net Loss at ResCap in 4Q 2006

ResCap Fourth Quarter Financial Data Twelve Months Ended Twelve Months Ended Twelve Months Ended Twelve Months Ended Three Months Ended Three Months Ended Three Months Ended Three Months Ended Dec 31 Dec 31 Dec 31 Dec 31 ($ millions) 2006 2005%^ 2006 2005%^ Net Revenue (Before Provision) $4,357 $4,887 (11)% ^ $564 $1,026 (45)% ^ Total Net Revenue 3,023 4,235 (29)% ^ (286) 836 - ^ Net Income (Excluding LLC Benefit) 182 1,021 (82)% ^ (651) 118 - ^ GAAP Net Income 705 1,021 (31)% ^ (128) 118 - ^ Net Income from IBG & BCG 569 291 96% ^ 111 70 58% ^ U.S. Prime Loan Production 131,013 123,188 6% ^ 34,317 28,654 20% ^ U.S. Non prime Loan Production 30,555 35,874 (15)% ^ 6,932 12,053 (42)% ^ International Loan Production 27,782 16,539 68% ^ 8,046 4,607 75% ^ Total Assets 135,587 118,885 14% ^ 135,587 118,885 14% ^ U.S. Servicing Portfolio $412,384 $354,929 16% ^ $412,384 $354,929 16% ^

Results By Segment BCG IBG RFG Total NI East 14.3 14.3 -651.2 -651.2 West 97.2 111.5 BCG IBG RFG Total NI 398.7 398.7 181.9 181.9 170 386.8 1) RFG includes Corporate and Other

Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Prime 25.241 29.454 27.941 29.74 36.853 28.654 26.972 34.269 35.455 34.317 Nonprime 7.368 5.886 5.616 8.321 9.884 12.053 9.096 6.06 8.467 6.932 RFG Operating Income 168.765 176.98 231 190.331 212.315 69.628 115 200.119 42.742 -675.051 Residential Finance Group Q4 dislocation in the subprime market Provision on HFI portfolio HFS Market Value Adjustment Warehouse Lending provisions RFG Loan Production1 and Operating Income 1) Excludes commercial lending activities Net Income ($ millions) Production ($ billions)

2003 2004 2005 2006 Residential Construction 1.28 1.97 2.55 3.05 Residential Equity 0.22 0.29 0.31 0.39 Model Home Finance 0.85 1.11 1.43 2.09 Health Capital 0.34 0.4 0.59 0.77 Resort Finance 0.36 0.67 0.68 1.14 BCG Net Income 62 148 201 399 Assets ($ billions) Net Income ($ millions) Business Capital Group The Business Capital Group has steadily grown assets to $7.5 billion during 2006 with consistent diversification Disciplined approach Strong counterparties Geographic diversification Business Capital Group Assets and Net Income

2003 2004 2005 2006 U.K 6.6 11.6 12.54 22.42 C.E. 1.2 1.7 2.83 3.93 Canada 0.18 0.63 1.02 1.31 Latin America 0 0 0.15 0.12 Australia 0 0 0 0.01 IBG Net Income 24 51 90 170 International Business Group International loan production continues to expand across multiple markets Top 10 originator in the United Kingdom (U.K.) and The Netherlands Well established Continental European (C.E.) lending platforms in The Netherlands and Germany Initiated operations in both Australia and Spain and have made small strategic investments in Chile and Brazil Growing mortgage lending business in Mexico and Canada International Loan Production and Net Income1,2 1) Loan production in regions other than those provided represents less than one percent of total international production 2) Excludes commercial lending activities Production ($ billions) Net Income ($ millions)

Operating Strategy Summary Continue to improve capital and liquidity position Maximize contribution from IBG and BCG Continue to strengthen our core RFG Business Tighter underwriting criteria Reduce operating expenses Strategically manage the existing HFI portfolio Rigorous collateral analysis and loss mitigation for Warehouse clients Capitalize on opportunities arising from current market downturn

Residential Finance Group Business Lending Consumer Services Asset Management Residuals Loan Servicing Captive Reinsurance Principal Investment Activities Institutional Broker Correspondent Warehouse Lending RFG Overview Diversified Revenue Sources Direct ditech Retail Home Services

U.S. Residential Finance Key Business Objectives Review all business lines and asset classes against return on capital objectives Structural expense reduction and acceleration of RFG integration Diversify earnings with a balanced mix of income through Loan production channels Prime origination Nonprime origination Principal Investment Activities (PIA) Asset and portfolio management income Transition to more selective use of investment portfolio and more active management of risk / return tradeoffs Fee-based income Settlement services Real Estate services Subservicing Broker-Dealer

RFG Integration Targeting 2007 completion Predominantly a non-agency mortgage producer - full product spectrum which includes prime, nonprime, and prime-second lien Focus is on origination through correspondents and mortgage brokers Consistent top-10 issuer of private label MBS over the past two decades Residential Finance Group GMAC Residential Residential Capital Group Predominantly a prime lender Focus is on direct-to- consumer origination of loans Brands include GMAC Mortgage and ditech.com Highly rated and efficient servicing operation

Risk Management - Increased Focus And Investment Risk Management Practices Balancing our asset mix and fee income to create stable earnings through various rate cycles Invest in best in class credit and interest rate risk models to generate returns on capital that exceed market averages Invest in strong MBS / ABS distribution to maintain close contact to the market reducing risk and improving execution on our bonds Best in class loss mitigation structure to reduce credit losses

U.S. Servicing Portfolio U.S. loan servicing portfolio is comprised predominantly of prime quality mortgages 1) Excludes loans for which we acted as a subservicer that totaled an unpaid principal balance of $55.4 billion as of 12/31/2006 12/31/03 12/31/04 12/31/05 9/30/06 12/31/2006 Prime Conforming 153.693 165.577 186.405 200.632 203.927 Prime Non-Conforming 43.951 55.585 76.98 96.851 101.138 Government 17.594 18.328 18.098 18.866 18.843 Prime Second-Lien 9.522 13.718 17.073 28.584 32.726 Nonprime 45.747 51.139 56.373 57.494 55.75 Prime $271B $304B $355B $402B $412B U.S. Servicing Portfolio by Type1 $ billions $ Three million customers with operational capacity to serve over ten million Currently integrating servicing operations to form a Debt Servicing Utility for ResCap's domestic servicing portfolios Reduced operating sites from 6 to 3

Warehouse Lending Receivables Total: $8,805 2002 2003 Fixed Income 27 73 27% Nonprime Loan Risk Relative nonprime loan exposure varies on balance sheet as does its risk Loan Servicing Portfolio Total: $448,601 Nonprime Prime ($ millions, USD) 2002 2003 Fixed Income 17 83 17% Held For Investment Total: $69,436 2002 2003 Fixed Income 75 25 75% Held For Sale Total: $27,007 2002 2003 Fixed Income 32 68 32%

HFI Nonprime Portfolio Pre 2002 2002 2003 2004 2005 2006 500969198 1201650361 5583195560 7617608432 17057789749 15734843737 Nonprime Portfolio Vintage1 $47.7 billion as of 12/31/06 Lifetime Loss Statistics for ResCap HFI Portfolio 1) Excludes $4.6B of acquired distress loans and other assets 0.0% 3.0% 6.0% 9.0% 12.0% 15.0% 2000 2001 2002 2003 2004 2005 2006 Vintage Actual Loss Experience Lifetime Loss Expectation

HFI Portfolio - 4Q 2006 Management made significant increases to the allowance for loan loss based on observed changes in the U.S. housing market Calibrated model to reflect current severity trends Increased anticipated severity based on HPA trends Increased the roll to loss rates to reflect more recent performance Total 4Q provision $691 million Total provision through 3Q was $426 million Allowance now 2.2% of total portfolio, up from 1.6% at 3Q 35

Mortgage loans held for investment $52,046 Allowance for loan losses (1,403) Other assets - Foreclosed assets 625 Other assets - Interest receivable and deal costs 218 Total Assets Related To Domestic Securitizations 51,486 Collateralized borrowings under securitization trusts 49,666 Other liabilities - Accrued interest and other 245 Total Liabilities Related To Domestic Securitizations 49,911 Net Domestic Securitized On-Balance Sheet Assets Subject to Credit Exposure $1,575 Domestic Securitization Financial Exposure As of 12/31/2006 $ millions 36

Alt-A Production Highlights Alt-A production generally meets the following guidelines Mortgage history No late payments past 30 days within the past 12 months No late payments past 60 days within the last 24 months Bankruptcy None in the past 3 years Major adverse credit None reported in the last 24 months Credit score / LTV / DTI Average credit 707 Average LTV 75% Average DTI 39%

Alt-A Production Highlights In 2006 Alt-A production was $21.8 billion HFS Portfolio Alt-A loans represent $2.8 billion as of 12/31/2006 Loans are reflected in the "prime, non-confirming" category of the HFS portfolio HFI Portfolio Alt-A loans represent approximately $1.5 billion as of 12/31/2006 Loans are reflected in the "prime, non-conforming category of the HFI portfolio"

Warehouse Lending - Actions Taken ResCap comprehensive monitoring of nonprime collateral supporting Warehouse advances Engaged outside resources to supplement our internal resources Performed independent valuation of collateral supporting loans More rigorous monitoring of the quality and value of collateral in advance of funding for selected clients A fresh risk assessment and action plan created for major nonprime clients Implementation of action plans supported with external workout resources Going forward, new business processes are being put in place to tighten controls on risk management Greater visibility of incremental credit decisions More checks and balances around credit decisions Explicit handoff from client management to workout Additional review of collateral with certain origination features Balance Outstanding Balance Outstanding ($ thousands) Dec 2006 Dec 2005 Prime collateral $6,414 $5,839 Nonprime collateral 2,391 3,164 Total $8,805 $9,003

Held For Sale Portfolio Early Payment Defaults (EPDs) EPDs increased dramatically and pools of impaired assets were created Delinquent Loans Investors kicked-out all delinquent loans High Risk Loans Investors are rejecting current (performing) loans with layered risk and other risky features Several disruptive trends impacted the subprime market in 4Q 2006, and are continuing in 1Q 2007 We have analyzed our production and identified the portion of loans responsible for early payment default issues. We have implemented underwriting changes to restrict and eliminate new production of these loans.

ARM Resets Strategic Focus Campaigns targeted at borrowers with pending ARM resets Focus on early and frequent contact Educational workshops conducted in HOPE cities High volume of ARM resets forecasted for 4Q 2007 On average, payments forecasted to increase by over 30% towards the end of 2007

Loss Mitigation Servicing applies a decision waterfall to offer the best options based on borrower capacity and willingness, market condition, and severity of loss Portfolios are assigned by region, which allows associates to leverage local market intelligence Campaigns are targeted at borrowers with ARM resets and Payment Option ARMs The HOPE group is utilized in challenging local markets

Modifications Modification programs are being utilized more aggressively to target loans with a high probability of loss Modification programs are available for consideration based on borrower capacity and the economics of the decision Streamlined processes in order to shorten the timeline for executing a modification Trial modifications are used to test the borrowers capacity and desire; typically lasting 3 - 6 months

2007 Outlook Healthy prime operations Origination Servicing Bank investment portfolio Subprime problems being resolved Made required credit and pricing changes Increased monitoring vigilance Revised investment exposure limits Pursuing reductions in operating costs Investing in incremental risk management resources

Capital Markets Pricing Hedging Structuring Credit risk management Investing Distribution Retail Direct ditech Institutional Correspondent Broker External Investors Channel / Client needs Investor needs ResCap Portfolio GMAC Bank Capital Markets Overview Providing liquidity to a competitive product menu through our investment, structuring and distribution capabilities Competitive Products Competitive Products Competitive Products Competitive Products Broker Dealer Securities/Whole Loans MSRs, IO/PO, Residuals Whole Loans Wall Street Securities/ Whole Loans

Capital Markets Business Model Vertically integrated business model Multiple origination channels Correspondent, broker, retail originations Diversified mortgage products Prime to nonprime, newly originated to seasoned, performing and non-performing Broad distribution capabilities to meet investor needs GMAC-RFC Securities Top tier servicing capabilities across all asset types

Issuance by Year ($ In Billions) Cumulative Issuance ($ billions) U.S. Residential Finance Group (RFG) Issuance 1,2,3 as of December 31, 2006 1) Does not include NIMS, resecuritizations, private issuance or whole loan sales. 2) Source: www.gmacrfc.com and www.gmacmbond.com. 3) GMAC-RFC began issuing non-agency securities in 1986. Issuance Activity $ in Billions 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Q406 Conforming 2.21 2.9 3.33 11.07 14.27 11.11 35.27 52.03 96.1 48.35 52.21 45.92 Total 2.21 5.11 8.44 19.51 33.79 44.89 80.17 132.2 228.29 276.64 328.85 374.77 $ in Billions 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Q406 Jumbo A 1.27 1.85 0.61 2.18 3.04 6.81 10.82 12.82 5.45 4.28 7.32 9.17 18.2 11.12 6.08 12.62 10.5 11.89 7.47 8.98 9.14 Alt-A 0 0 0 0 0 0 0 0 0 0.26 1.72 2.94 5.74 4.12 3.28 4.86 6.72 8.69 6.59 16.98 28.76 Home Solution 1st Lien HLTV 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.18 0.89 1.89 3.43 1.6 1.32 2.99 Seasoned Loans 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.22 1.25 2.48 2.15 1.26 NCA 0 0 0 0 0 0 0 0 0 0 0 0 0 0 1.08 1.34 3.76 13.07 12.22 13.37 7.28 Subprime 0 0 0 0 0 0 0 0 0 0.46 0.84 1.69 3.65 5.93 6.3 6.23 11.5 14.3 10.09 13.54 13.04 125 CLTV 0 0 0 0 0 0 0 0 0 0 0 0.39 0.61 1.97 3.39 1.98 1.92 1.04 0.88 0.71 1.43 HEL Closed-End 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.2 0.23 0 0.23 0.6 2.49 2.24 1.86 1.17 2.19 4.3 HELOC 2nd Lien 0 0 0 0 0 0 0 0 0 0 0.44 0.4 0.93 1.26 1.97 1.86 1.65 1.69 4.15 2.09 2.98 UK (RMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0.37 0.9 1.53 1.67 4.23 6.53 5.38 7.23 Netherlands (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.35 1.02 1.78 2.49 1.43 Germany (EMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.36 1.49 Cananda (CMAC)* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.46 0.28 0.86 Mexico* 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0.05 0.2 0.11 0.12 Total* 1.27 3.11 3.73 5.91 8.95 15.76 26.58 39.4 44.85 49.85 60.37 75.19 104.32 128.95 151.82 184.09 224.48 281.69 328.33 389.67 460.84 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 NCA Subprime Seasoned Loans HELOC 2nd Lien 125 CLTV HEL Closed-End 2nd Lien Agency $375 1986 Non- Agency $460 Issuance by Year ($ billions)

Securitization And Investment Strategies Diversified sources of funding Flexibility in our approach to distribution of product and management of our balance sheet Risk / reward structuring decisions are based on a return on economic capital (ROEC) perspective We invest in less liquid assets and pieces of the capital structure ResCap's portfolio retained residual risk on 12.3% of 2006 distribution volume Public Whole Loans Private (RP, CDO) Agency 0.5651 0.1408 0.0082 0.286 Full Year 2006 Distribution

Held For Sale Portfolio Early Payment Defaults (EPDs) EPDs increased dramatically and pools of impaired assets were created Delinquent Loans Investors kicked-out all delinquent loans High Risk Loans Investors are rejecting current (performing) loans with layered risk and other risky features Several disruptive trends impacted the subprime market in 4Q 2006, and are continuing in 1Q 2007 We have analyzed our production and identified the portion of loans responsible for early payment default issues. We have implemented underwriting changes to restrict and eliminate new production of these loans.

MBS/ABS Spreads Source: Bear Stearns

Actions Taken Identified loans responsible for early payment default Stratified production by risk parameters. Eliminated combination of parameters yielding high risk loans Underwriting policy Eliminated high combined loan to values with stated income documentation Pricing strategies Pricing to discourage origination of problem counterparties Updated to reflect low liquidity for riskier loans Enhanced diligence of third party originations Segmented originators and terminated relationships with those producing unacceptable levels of high risk loans Updated proprietary automated valuation model, compliance and underwriting engine Added third party fraud detection tools Additional tools employed to verify stated incomes and property values

Underwriting Changes We have stopped originating the types of assets that resulted in 74% of 2006 nonprime EPDs Underwriting Changes = 12% of RFG Production 74% of nonprime EPDs identified and eliminated Total Nonprime Volume 1/06 - 9/06 HLTV/CLTV Stated/No Doc HLTV/CLTV Full Doc Other Layered Risk Non Owner Occupied Total 1 0.669 0.394 0.279 0.261 0.261 0.331 0.275 0.115 0.018 ResCap Originations 1/06 - 9/06 HLTV/CLTV Stated/No Doc HLTV/CLTV Full Doc Other Layered Risk Non Owner Occupied Total Prime 96.696 115.124 110.215 108.367 108.135 96.696 Other Nonprime 0.323 0.323 Nonprime 23.3 4.872 4.909 1.848 0.232 11.439 ResCap Nonprime EPDs ResCap Originations NOTE: EPD Defined as 60+ delinquency at a loan age of 4 months

Problem Loan Triage Loan attributes of 2006 delinquencies 2006 Subprime Current versus 60+ Delinquent Borrower Comparison as of 12/31/06 Volume Pct FICO LTV CLTV WAC 2nd Lien Purchase Reduced Doc Piggy Back CLTV>95 Current 100.00% 623 81 89 8.51 5.0% 41.9% 37.6% 29.2% 41.8% 60+ Delinquent 100.00% 615 82 93 8.89 5.5% 57.6% 47.6% 41.1% 55.3% Grand Total 100.00% 623 81 90 8.54 5.0% 43.1% 38.4% 30.1% 42.8%

Problem Loan Triage 2006 Subprime Full Doc Reduced Doc Grand Total <=95 CLTV >95 CLTV <=95 CLTV >95 CLTV % of Volume 37.5% 23.9% 19.7% 18.8% 100.0% Weighted Average Seller FICO 598 632 624 660 623 Weighted Average CLTV 82 100 82 100 90 2006 Subprime 90+ Delinquent 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 1 2 3 4 5 6 7 8 9 10 11 Loan Age % of Original Balance Full Doc <=95% CLTV Full Doc >95% CLTV Reduced Doc <=95% CLTV Reduced Doc >95% CLTV

Subprime Credit Tightening

Subprime Credit Tightening - Performance Impact Subprime 2006 Vintage 90 + Delinquency 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 1 2 3 4 5 6 7 8 9 10 Loan Age % of Original Balance Remaining Eliminated 2006 Total

Alt-A Credit Tightening

Alt-A Credit Tightening - Performance Impact Excludes GMAC Residential Alt-A 2006 Vintage 90+ Delinquency 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 1 2 3 4 5 6 7 8 9 10 Loan Age % of Original Balance Remaining Eliminated 2006 Total

Seconds Credit Tightening

Seconds Credit Tightening - Performance Impact Excludes GMAC Residential Second Lien 2006 Vintage 90+ Delinquency 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 1 2 3 4 5 6 7 8 9 10 Loan Age % of Original Balance Remaining Eliminated 2006 Total

MBS / ABS Issuance Volume Year-to-date issuance as of February 28. Prime includes Agency, public and private Non-Agency (RFMSI, RALI, RFMSII & GMACM). Non-Prime includes public and private Non-Agency (RAMP RS, RAMP RZ, RASC, RAAC). Single seller deals for EFC and NC are included in RAMP RS and EMX deals are included in RASC KS. Non-Agency Agency Whole Loans Private 0.532 0.335 0.133 Prime Nonprime 0.816 0.184

Company Structure

International Business Group Business model is to export domestic core competencies and operate with strong local partners First international expansion began in 1998 (Mexico and U.K.) Current operations in the U.K., The Netherlands, Germany, Canada, Mexico, and Australia Growing construction and warehouse lending groups as part of Mexican mortgage banking ResCap has largest international presence among our domestic competitors Top 10 originator in the U.K. - active in that market since 1998 Operate largest non-bank brokerage network in Canada Issued first mortgage-backed securities in Mexico in 2003 Issued Germany's first true sale securitization for German RMBS since 2000 For year ended 12/31/06: 10% of ResCap assets ($ millions) 2003 2004 2005 2006 Total Net Revenue $176 $278 $383 $463 Net Income $24 $51 $90 $170 Total Assets $6,033 $8,134 $10,695 $13,982

International Business Growth And Diversification International loan production continues to expand across multiple markets Top 10 originator in the United Kingdom (U.K.) and The Netherlands Well established Continental European (C.E.) lending platforms in The Netherlands and Germany Initiated operations in both Australia and Spain and have made small strategic investments in Chile and Brazil Growing mortgage lending business in Mexico and Canada 1) Loan production in regions other than those provided represents less than one percent of total international production 2) Excludes commercial lending activities 1,2 IBG Total Loan Production 17

Loan Volume Turn Rate Trends 1) Excludes commercial lending activities 1 IBG Total Loan Production vs. Total Volume Sold 8.0 14.0 16.5 27.8 5.2 12.6 12.4 25.6 - 5.0 10.0 15.0 20.0 25.0 30.0 2003 2004 2005 2006 $ billions Total IBG Loan Production Total IBG Volume Sold

U.K. Residuals - Created, Traded and Retained

Revenue By Country ResCap is diversifying revenues across markets 1) Figures do not include IBG administration IBG Net Revenue by Country1 U.K. & Ireland

Where Is ResCap Internationally?



Canada
United States
Mexico
Brazil
Chile
Argentina
Sweden
United Kingdom
Netherlands
Germany
Poland
Switzerland
Czech
France
Rep
Hungary
Spain
Italy
Turkey
Greece
Egypt
Russia
China
South Korea
Japan
India
Taiwan
Thailand
South Africa
Australia
ResCap Established Businesses
Joint Ventures
Currently Researching
Countries Under Consideration
ResCap Personnel in Country

INVESTOR FORUM RESCAP 74

United Kingdom Overview Began with purchase of small B2B lending platform in 1998 First bond issue September 1999 - mix of own origination and acquired loans Now one of Europe's largest securitizers of new business First major U.K. lender to make whole loan trading an active business strategy - now largest player with 60% of market First point of sale decision and then point of sale offer system in U.K. Now U.K.'s 10th largest lender out of 165 Lending volume of $24 billion in 2006 (60% A/A-, 40% B/C)

U.K. Fundamentals 2007 House price inflation forecast of 7% Mortgage market $710 billion (B / C $60 billion) Active secondary market but most lenders originate own assets Minimal reliance on warehouse lines Brokers and lenders regulated by the Financial Services Authority

United Kingdom (Production And Sales) Whole loan and residual sales mean risk is minimized in spite of growth ResCap Origination, Securitization and Portfolio Sale Volumes Securitized

U.K. And Continental Europe RMBS Issuer Rankings 2006 2005

Continental Europe Overview Netherlands De novo start up in 2000 with first securitization in 2002 Offers full range of products using risk-based pricing approach Distributes products through multiple channels European securitizations with EMAC program provided enhanced protection to investors Germany Start-up in 2002 with purchase of mortgage broker, Creditweb GMAC-RFC Bank started in 2004 Creation of new mortgage instruments---low documentation loans Issued Germany's first true sale RMBS securitization in 2005 Spain Start-up in 2005 with de novo operation in Barcelona Started institutional channel origination in 2006 via two banks Obtained Spain bank license at year-end 2006 and started broker channel originations in January

Latin America Overview Mexico First private warehouse lender to mortgage banks (Sofoles) Construction lending to Sofoles and large developers First ever Mexican RMBS completed in December 2003 Established whole-loan trading market with first acquisition in 2004 Expanded investor base including international investors Brazil and Chile Joint ventures in Brazil and Chile to continue growth Seeking approval for regulated mortgage company in Brazil

Canada Overview Purchased Mortgage Intelligence in 2002, the largest independent mortgage brokerage in Canada, with over 1,000 independent consultants today Formed GMAC RFoC to lend expanded criteria and expanded credit products in Canada In 2006 purchased loans from third parties 1st whole loan sale in the 4th quarter of 2006

New Markets And Near-Term Expectations Australia Purchased a wholesale mortgage manager, Capital First, in 2006 Launched non-conforming products in July 2006 through Capital First Near term expectations Continued diversification Continued growth in new countries and markets Continue creating and trading assets; managing risk

Business Capital Group Specialty lender in Residential Construction: provides creative and customized debt products for the nation's top homebuilders and land developers Residential Equity: subordinated debt financing for residential construction projects and manufactured housing communities to finance a portion of their project equity Model Home Finance: partners with many of the top public homebuilders providing capital solutions in the form of model home leasing and lot option contracts Healthcare Finance: provides accounts receivable lines, real estate bridge loans and cash flow lending to clients such as hospitals, home healthcare providers, long-term care facilities and durable medical equipment companies Resort Finance: lending consists of corporate borrowing lines secured by consumer timeshare receivables and acquisition, development and construction loans to U.S. based, privately held timeshare developers

Business Capital Group The Business Capital Group maintains an excellent operating platform with all of its Business Units having similar objectives, strategies and competencies Business to Business Financing: providing debt and equity products to high credit quality entities Niche Focused: focused on niche based product offerings with exceptional financial returns Relationship Building: value the relationship aspect of the business more than the transaction itself Repeat Business: do repeat business with a limited number of better quality trusted customers Deal Structuring / Credit Review and Decisioning: structure flexibility for clients and capability of providing unregulated capital with efficient decision making High Performance Work Team: industry low efficiency ratio (below 20%) with total employee base of 149 managing assets of $7.5 billion

Business Capital Group Historical Summary ($ millions) 2003 2004 2005 2006 Total Net Revenue $155 $312 $403 $716 Net Income $62 $148 $201 $399 Total Assets $3,045 $4,430 $5,546 $7,477

Business Capital Diverse Assets The Business Capital Group grew assets to $7.5 billion during 2006 with consistent diversification 12/31/2003 12/31/2004 12/31/2005 12/31/2006 Residential Construction 1.28 1.97 2.55 3.088 Residential Equity 0.22 0.29 0.31 0.387 Model Home Finance 0.85 1.11 1.43 2.094 Health Capital 0.34 0.4 0.59 0.769 Resort Finance 0.36 0.67 0.68 1.139 $3.0 $5.5 Business Capital Group Assets $ billions $7.5 $4.4

HC MHF REG RC RF 2006 11 15 12 51 11 BCG Sources Of Revenue Diversification HC MHF REG RC RF 2002 3 23 17 57 0 Revenue Mix of $301.7 MM for the year ended 12/31/06 Revenue Mix of $132.1 MM for the year ended 12/31/02 RC = Residential Construction REG = Residential Equity MHF = Model Home Finance HC = Healthcare Finance RF = Resort Finance

BCG Revenue Growth A strong focus on customer service has fueled strong revenue growth 12/31/2003 12/31/2004 12/31/2005 12/31/2006 Residential Construction 86 188 226 156 Residential Equity 9 28 41 35 Model Home Finance 47 61 79 46 Health Capital 10 18 24 32 Resort Finance 2 17 34 34 Equity Sale 415 $155 $403 Business Capital Group Net Revenue $ millions $716 $312 $415 Equity Sale

BCG Current Market Environment Market conditions within the residential real estate market remain challenging for our customers Housing starts were up 9% in February to a seasonally adjusted 1.5 million Building permits fell by 2.5% in February to a seasonally adjusted 1.5 million but are down 29% from February 2006 Inventory levels nationally have continued to climb at 8.1x current monthly sales pace Sales of single homes decreased by 3.9% in February down 18.3% from the prior year Source: National Association of Homebuilders

BCG Credit Risk Management Credit Approval Process Focus on Asset Management Periodic Internal Portfolio Reviews performed at each Business Unit Cumulative losses over 13 years represent 20 basis points of total findings Adequate reserve levels 3% of lending receivables Credits on watch list total $276 million as of 12/31/06 We do business with a limited number of high-quality customers

BCG Managing For A Changing Environment Customer profile - established builders / developers who have weathered past downturns Strong credits Geographic and portfolio diversification Consistently in the market with our customers Seek opportunities

Unsecured Capacity Outstanding Unused Liquidity Portfolio Dom 831 - 831 Liquidity Portfolio Intl 238 - 238 Revolver (364 day) 875 - 875 Revolver (3 year) 875 - 875 Revolver (Canadian 364 day) 353 214 139 Other 3,665 2,842 823 Total Unused Unsecured 3,781 Secured Conduits 69,074 20,893 48,181 MSR 1,300 1,275 25 Ineligible Warehouse Repo 1,000 710 290 Repos 15,788 8,484 7,304 Scratch & Dent 2,950 2,153 797 Other 12,534 9,393 3,141 Total Unused Secured 59,738 Uncommitted 52,702 Committed 10,817 Total 63,519 Liquidity Significant levels of available liquidity and committed facilities Aggressively added committed funding for less liquid assets in 4Q 2006 $3.0 billion "scratch & dent" $1.0 billion ineligible warehouse receivables Q1 2007 Update Closed $1.0B incremental Scratch & Dent Working on incremental committed facilities Proven access to global capital markets with strategic use of step-up coupons Liquidity Available as of 12/31/2006 $ millions

Future Funding Alternatives And Sources 2007 unsecured debt maturities of only $1.3 billion provide flexibility Our 2007 funding priorities remain unchanged Maintain adequate liquidity Support ratings objective Support segment growth Focus on facility renewal and enhancement Subject to market conditions we seek to improve our funding mix, which may include Refund / prepay opportunities New funding vehicles The issuance of retail debt securities Commercial paper Dollar and currency offerings

Debt Capital Structure Limited 2007 maturities Well laddered maturity profile Conservative debt structure 1) Includes on-balance sheet financings and excludes off-balance sheet financings 2007 2008 2009 2010 2011 2012 2013 2014 2015 Domestic Debt 1000 2492.1 750 2424 1492.8 - 1768.6 - 734.2 Domestic Sub Debt - - 1000 - - - - - - Domestic Bank Term - 1750 - - - - - - - Euro Debt - - - - - 978.7 - - - Sterling Debt - - - - - - 768.4 - - Canadian Debt - 215.2 - - - - - - - Mexican Debt 220.9 - 207.5 - - - - - - Reales - Bank Line - - 21.8 - - - - - - Borrowings1 As Of 12/31/06 $113.2 billion Unsecured Debt Maturity Profile as of 12/31/06 ST Unsecured ST Secured LT Secured LT Unsecured O/S ($mn) 1149 29066 67141 15824

Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings Collateralized Borrowings Off-Balance Sheet Securitizations As of 9/30/06 13750 1750 6258 39974 57184 103046 Funding Diversity Continue to diversify funding sources as ResCap becomes a known presence in the debt markets Increased gain on sale securitization Diversifying with GMAC Bank funding Total Funding1 as of 12/31/06 $242.3 billion Total Funding1 as of 9/30/06 $221.6 billion Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings Collateralized Borrowings Off-Balance Sheet Financings 1) Includes off-balance sheet financings Unsecured Borrowings Bank Term Loan Deposits Secured Borrowings Collateralized Borrowings Off-Balance Sheet Securitizations As of 12/31/06 15222.9 1750 9851 42907.5 53299.5 119295.8

U.K. C.E. Latin America Canada Australia Brazil 10108.075 1407 787.8056 559 13 22 Funding Diversity - International Secured Unsecured 9992.8806 2904 1) All affiliate debt paid off as of May 17, 2006 International Funding by Type as of 12/31/06 International Funding by Country as of 12/31/06 ResCap continues to expand its global funding program to support its burgeoning international business

Capital Capital increased in 2006, resulting in equity at year end of $7.6 billion ($ millions) Q2 2005 Q4 2005 Q4 2006 Capital Level $7,061 $7,464 $7,622 ResCap's risk based capital requirement, as calculated by our current methodology, is $7.6 billion Capital factors are under review to incorporate recent market volatility GMAC is committed to maintaining a strong capital position at ResCap and will contribute capital, if needed, to support our investment grade rating

Protections to Bondholders Step-Up provision within bond structure Step up falls away if ResCap is rated Baa2, BBB and BBB by the three rating agencies with a stable or positive outlook Interest Rate Adjustments Interest Rate Adjustments Interest Rate Adjustments Interest Rate Adjustments At any time the notes are rated by two or more rating agencies and the ratings are: At any time the notes are rated by two or more rating agencies and the ratings are: At any time the notes are rated by two or more rating agencies and the ratings are: At any time the notes are rated by two or more rating agencies and the ratings are: Below investment grade by one (and not more than one) rating agency One rating category below investment grade by two or more rating agencies (and not two or more rating categories below investment grade by any rating agency) Two or more rating categories below investment grade by one (and not more than one) rating agency and one rating category below investment grade by any other rating agency Two or more rating categories below investment grade by two or more rating agencies 0.50% 1.00% 1.50% 2.00%

Global Unsecured Offerings - Investors More than 680 investors globally have participated in ResCap senior and subordinated unsecured programs as of 12/31/2006 U.S. Europe Asia and Foreign Other 10203.3 3399.06 550.2 Investor Diversification by Geography Investor Diversification by Type Investment Manager Corporate Bank Hedge Fund Insurance Pension Fund Endowment Other 7578.47 86 1026.28 2887.46 1912.33 546.45 Hedge Fund 21%